Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

I, Rod C. Steiger, President and Chief Executive Officer, and Myron Swartzentruber, Senior Vice President and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                 The Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2012	By:	/s/ Rod C. Steiger
Rod C. Steiger, President and
Chief Executive Officer

Date: March 23, 2012	By:	/s/ Myron Swartzentruber
Myron Swartzentruber, Senior Vice President
and Chief Financial Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Wayne Savings Bancshares, Inc. and will be retained by Wayne Savings Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.